UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                   Date of Original Report: December 20, 2004

                           HEMISPHERX BIOPHARMA, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                   0-27072                    52-0845822
----------------------          -----------               ----------------
(state or other juris-          (Commission               (I.R.S. Employer
diction of incorporation)       File Number)            (Identification No.)

              1617 JFK Boulevard, Philadelphia, Pennsylvania 19103
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 988-0080

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

As agreed with the Company at the outset of becoming a director, having served for a period of 1 year, Dr. Antoni Esteve has resigned as a director. Dr. Esteve will continue to meet with top management of the Company on an ongoing basis with regard to its developmental drug Ampligen, with particular focus on the HIV/HCV clinical trial using Ampligen being conducted in Spain by Laboratorios del Dr. Esteve, S.A. in collaboration with the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HEMISPHERX BIOPHARMA, INC.


December 20, 2004                       By: /s/ William A Carter
                                           -------------------------------------
                                           William A. Carter M.D., President